SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                                                                Date of Report
                                                                 (Date of earliest
                                                                 event reported):        February 5, 2001

Oshkosh Truck Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-13886	39-0520270
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant's telephone number)

Item  7.       Financial Statements and Exhibits.

    Not applicable.

    Not applicable.

    Exhibits.   The following exhibit is being filed herewith:

    (99.1)    Script for Annual Meeting of Shareholders Held February 5, 2001.

Item  9.        Regulation FD Disclosure.

        On February 5, 2001, Oshkosh Truck Corporation (the “Company”) held its Annual Meeting of Shareholders. A copy of the script (the “Script”) for the management presentation portion of the Annual Meeting of Shareholders is filed as Exhibit 99.1 and is incorporated by reference herein.

        The Script contains statements that the Company believes are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in the Script, including statements regarding the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures and debt levels, and plans and objectives of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimates,” “anticipate,” “believe,” “should” or “plans,” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the cyclical nature of the concrete placement industry, risks related to reductions in government expenditures, the uncertainty associated with government contracts and the challenges of identifying, completing and integrating future acquisitions. In addition, the Company’s expectations for fiscal 2001 are based in part on certain assumptions the Company has made, including those relating to cost reductions in the fire and emergency segment, production and margin levels under the MTVR contract, fiscal 2001 concrete placement activity, capital expenditures of large commercial waste haulers, the performance of the U.S. economy generally and targets for improvements in refuse margins. The inaccuracy of these or other assumptions could have a material adverse effect on the Company’s ability to achieve the Company’s expectations. Additional information concerning these and other factors is contained in the Company’s filings with the Securities and Exchange Commission, including the Form 8-K filed on January 25, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                OSHKOSH TRUCK CORPORATION
  Date:   February  5,  2001
                By:  /s/  Charles  L.  Szews
                  Charles L. Szews
                  Executive Vice President and
                  Chief Financial Officer

    OSHKOSH TRUCK CORPORATION

    Exhibit Index to Current Report on Form 8-K
    Dated February 5, 2001

    Exhibit
    Number

    (99.1)        Script for Annual Meeting of Shareholders Held February 5, 2001.